Exhibit 10(aa)

EXECUTION COPY

AMENDMENT No. 2

TO

RECEIVABLES PURCHASE AGREEMENT

This AMENDMENT No. 2 to RECEIVABLES PURCHASE AGREEMENT, dated as of October 24, 2007, (this “Amendment”), is entered into among Greif Receivables Funding LLC, a Delaware limited liability company, as seller (the “Seller”). Greif, Inc., a Delaware corporation as an originator (the “GI Originator”) and servicer (the “Servicer”), Greif Industrial Packaging & Services LLC, formerly known as Greif Containers, Inc., a Delaware corporation, as an originator (the “GCI Originator”), Greif Paper, Packaging & Services LLC, a Delaware limited liability company and successor by merger with Great Lakes Corrugated Corp., an Ohio corporation, Greif Riverville LLC, a Delaware limited liability company, Scaldis Capital LLC, as Delaware limited liability company, as purchaser (the “Purchaser”), and Fortis Bank S.A./N.V., as administrative agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Agreement (as defined below).

PRELIMINARY STATEMENT

(A) The Seller, the GI Originator, the Servicer, the GCI Originator, Great Lakes Corrugated Corp., the Purchaser and the Administrative Agent entered into the Receivables Purchase Agreement, dated as of October 31, 2003 (the “Agreement”) as amended by Amendment No. 1 to the Receivables Purchase Agreement, dated as of November 1, 2004 (“Amendment No. 1”).

(B) The parties desire to further amend the Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Receivables Purchase Agreement

The Agreement is, effective as of October 24, 2007, but subject to satisfaction of the conditions set forth in Section 8, hereby amended as follows:

(a)	Amendments to Article I—Definitions

The following definitions are hereby amended by deleting the same and inserting the following in lieu thereof (in the appropriate place to preserve the alphabetical order of the definitions in such section):

“Dilution Horizon Ratio” as at the last day of any Monthly Period, is equal to the ratio, expressed as a percentage, of (a) the aggregate Outstanding Balance of all Originator Receivables which are created during the Monthly Period and the immediately preceding Monthly Period to (b) the aggregate Outstanding Balance of all Originator Receivables (less the aggregate amount of any Defaulted Receivables) as at the end of that Monthly Period.

“Dilution Ratio” means, in respect of each such Monthly Period, the following ratio, expressed as a percentage: the Dilutions which have occurred during each such Monthly Period, divided by the Outstanding Balance of all Originator Receivables which have been created during the immediately preceding Monthly Period.

“Discount Protection Amount” means the higher of (x) 14% and (y) the amount derived from the following formula:

[Greater of [(A*B*C) and 10% ]]+ (D*E*J) + (F*G) + H+I

Where

A	=	the highest three month moving average of the Default Ratio of the preceding twelve months;

B	=	the Loss Horizon Ratio as of the last day of the preceding Monthly Period for which a Monthly Report was delivered;

C	=	stress factor for defaults: 2.25

D	=	the highest three month moving average of the Dilution Ratio of the preceding twelve months;

E	=	the Dilution Horizon Ratio as of the last day of the preceding Monthly Period for which a Monthly Report was delivered;

F	=	the Eurodollar Rate + Program Fee + 0.55%;

G	=	0.11 (factor representing the average annual maturity of receivables);

H	=	0.30% (servicing fee reserve);

I	=	1.00% (back-up servicing fee reserve);

J	=	stress factor for dilutions: 2.00.

“Facility Termination Date” means, the earliest of (a) the Liquidity Termination Date, or (b) the date determined pursuant to Section 7.01 of this Agreement, or (c) the occurrence of an Event of Termination pursuant to Section 6.01(e) of the Sale and Contribution Agreement, or (d) the occurrence of any other Event of Termination pursuant to Section 6.01 of the Sale and Contribution Agreement and declaration thereof by the Administrative Agent to any Originator, or (e) the date the Purchase Limit reduces to zero pursuant to Section 2.01(b) or (f) October 20, 2010.

(b)	Amendment to Section 7.01 Events of Termination

Section 7.01 (k) is hereby deleted and replaced with the following:

(k) [reserved].

Section 2. Reference to the Effect on the Agreement

(a) As of the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Transaction Documents (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Agreement as amended hereby, and this Amendment and the Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Agreement and all other Transaction Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Purchaser or the Administrative Agent under any of the Transaction Documents, nor constitute a waiver or amendment of any other provision of any of the Transaction Documents or for any purpose except as expressly set forth herein.

Section 3. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 4. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

Section 5. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.

Section 6. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 7. Waiver of Jury Trial

EACH PARTY HERETO HEREBY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY DOCUMENT EXECUTED OR DELIVERED PURSUANT HERETO.

Section 8. Conditions Precedent This Amendment shall become effective as of October 24, 2007, on the date when, and only when the Administrative Agent shall have received each of the following:

(a) this Amendment, duly executed by the Seller, the Servicer and all Originators;

(b) written confirmation from each Rating Agency then providing a Relevant Rating that this Amendment will not cause the current Relevant Rating to be reduced or withdrawn.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

GREIF, INC.

By:	/s/ John K. Dieker
Name:	John K. Dieker
Title:	Vice President & Treasurer

GREIF RECEIVABLES FUNDING LLC

By:	/s/ John K. Dieker
Name:	John K. Dieker
Title:	Vice President

GREIF INDUSTRIAL PACKAGING & SERVICES LLC

By:	/s/ John K. Dieker
Name:	John K. Dieker
Title:	Vice President & Treasurer

GREIF PAPER, PACKAGING & SERVICES LLC

By:	/s/ John K. Dieker
Name:	John K. Dieker
Title:	Vice President & Treasurer

GREIF RIVERVILLE LLC

By:	/s/ John K. Dieker
Name:	John K. Dieker
Title:	Vice President & Treasurer

FORTIS BANK S.A./N.V., as Administrative Agent

By:	/s/ Didler Lannoy
Name:	Didler Lannoy
Title:	Executive Director Co-Head Securitisation

By:	/s/ Frank Van Gansbeke
Name:	Frank Van Gansbeke
Title:	Global Head of Funding and Liquidity

SCALDIS CAPITAL LLC

By:	/s/ Christopher Byrne
Name:	Christopher Byrne
Title:	Director, Scaldis Capital Limited as Sole Member

Consent, Agreement and Affirmation of Guaranty

Greif, Inc. hereby consents to the terms of the foregoing Amendment in its capacity as a guarantor under the Guaranty, executed as of October 31, 2003 (the “Guaranty”), in favor of Scaldis Capital LLC, Fortis Bank S.A./N.V. and the Investors (as defined therein) and agrees that the terms of this Amendment shall not affect in any way its obligations and liabilities under the Guaranty, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

GREIF, INC.

By:	/s/ John K. Dieker
Name:	John K. Dieker
Title:	Vice President & Treasurer